IFRS 7 Disclosures	12 Months Ended
Dec. 31, 2017
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IFRS 7 Disclosures

IFRS 7 Disclosures

The  shaded text and tables in the following sections of this MD&A represent our disclosure on market and liquidity risk in accordance with IFRS 7, “Financial Instruments – Disclosures,” and include a discussion on how we measure risk and our objectives, policies and methodologies for managing these risks. Therefore, the following shaded text and tables represent an integral part of our audited annual Consolidated Financial Statements for the years ended December 31, 2017 and December 31, 2016. The fact that certain text and tables are considered an integral part of the Consolidated Financial Statements does not imply that the disclosures are of any greater importance than the sections not part of the disclosure. Accordingly, the “Risk Management” disclosure should be read in its entirety.

Market Risk

Market risk is the risk of loss resulting from market price volatility, interest rate change, credit and swap spread changes, and from adverse foreign currency rate movements. Market price volatility primarily relates to changes in prices of publicly traded equities and alternative long-duration assets.

Market Risk Management Strategy

Market risk is governed by the Global Asset Liability Committee which oversees the overall market and liquidity risk program. Our overall strategy to manage our market risks incorporates several component strategies, each targeted to manage one or more of the market risks arising from our businesses. At an enterprise level, these strategies are designed to manage our aggregate exposures to market risks against economic capital, regulatory required capital and earnings-at-risk limits.

The following table outlines our key market risks and identifies the risk management strategies which contribute to managing these risks.

Risk Management Strategy	Key Market Risk
	Publicly Traded Equity Performance Risk	Interest Rate and Spread Risk	Alternative Long-Duration Asset Performance Risk	Foreign Exchange Risk
Product design and pricing	X	X	X	X
Variable annuity guarantee dynamic hedging	X	X		X
Macro equity risk hedging	X			X
Asset liability management	X	X	X	X
Foreign exchange management				X

To reduce publicly traded equity performance risk, we primarily use a variable annuity guarantee dynamic hedging strategy which is complemented by a general macro equity risk hedging strategy. Our strategies employed for variable annuity guarantee dynamic hedging and macro equity risk hedging expose the Company to additional risks. See “Risk Factors” below.

In general, to seek to reduce interest rate risk, we lengthen the duration of our fixed income investments in our liability and surplus segments by executing interest rate hedges.

We seek to limit concentration risk associated with ALDA performance by investing in a diversified basket of assets including public and private equities, commercial real estate, infrastructure, timber, farmland real estate, and oil and gas assets. We further diversify risk by managing investments against established limits, including for industry type and corporate connection, commercial real estate type and geography, and timber and farmland property geography and crop type.

Our foreign exchange risk management strategy is designed to hedge the sensitivity of our regulatory capital ratios to movements in foreign exchange rates. Our policy is to generally match the currency of our assets with the currency of the liabilities they support, and similarly, to generally match the currency of the assets in our shareholders’ equity account to the currency of our required capital. Where assets and liabilities are not currency matched, we seek to stabilize our capital ratios through the use of financial instruments such as derivatives.

Product Design and Pricing Strategy

Our policies, standards, and standards of practice with respect to product design and pricing are designed with the objective of aligning our product offerings with our risk taking philosophy and risk appetite, and in particular, that incremental risk generated from new sales aligns with our strategic risk objectives and risk limits. The specific design features of our product offerings, including level of benefit guarantees, policyholder options, fund offerings and availability restrictions as well as our associated investment strategies, help to mitigate the level of underlying risk. We regularly review and modify key features within our product offerings, including premiums and fee charges with a goal of meeting profit targets and staying within risk limits. Certain of our general fund adjustable benefit products have minimum rate guarantees. The rate guarantees for any particular policy are set at the time the policy is issued and governed by insurance regulation in each jurisdiction where the products are sold. The contractual provisions allow crediting rates to be re-set at pre-established intervals subject to the established minimum crediting rate guarantees. The Company may partially mitigate the interest rate exposure by setting new rates on new business and by adjusting rates on in-force business where permitted. In addition, the Company partially mitigates this interest rate risk through its asset liability management process, product design elements, and crediting rate strategies. New product initiatives, new reinsurance arrangements and material insurance underwriting initiatives must be reviewed and approved by the CRO or key individuals within risk management functions.

Hedging Strategies for Variable Annuity and Other Equity Risks

The Company’s exposure to movement in public equity market values primarily arises from variable annuity guarantees and to a smaller extent from asset-based fees and general fund public equity holdings.

Dynamic hedging is the primary hedging strategy for variable annuity market risks. Dynamic hedging is employed for new variable annuity guarantees business when written or as soon as practical thereafter.

We seek to manage public equity risk arising from other sources (not dynamically hedged) through our macro equity risk hedging strategy. We seek to manage interest rate risk arising from variable annuity business not dynamically hedged within our asset liability management strategy.

Variable Annuity Dynamic Hedging Strategy

The variable annuity dynamic hedging strategy is designed to hedge the sensitivity of variable annuity guarantee policy liabilities and available capital to fund performance (both public equity and bond funds) and interest rate movements. The objective of the variable annuity dynamic hedging strategy is to offset, as closely as possible, the change in the economic value of guarantees with the profit and loss from our hedge asset portfolio. The economic value of guarantees moves in close tandem, but not exactly, with our variable annuity guarantee policy liabilities, as it reflects best estimate liabilities and does not include any liability provisions for adverse deviations.

Our current variable annuity guarantee dynamic hedging approach is to short exchange-traded equity index and government bond futures and execute currency futures and lengthening interest rate swaps to hedge sensitivity of policy liabilities to fund performance and interest rate movements arising from variable annuity guarantees. We dynamically rebalance these hedge instruments as market conditions change, in order to maintain the hedged position within established limits. Other derivative instruments (such as equity and interest rate options) are also utilized and we may consider the use of additional hedge instruments opportunistically in the future.

Our variable annuity guarantee dynamic hedging strategy is not designed to completely offset the sensitivity of policy liabilities to all risks associated with the guarantees embedded in these products. The profit (loss) on the hedge instruments will not completely offset the underlying losses (gains) related to the guarantee liabilities hedged because:

∎	Policyholder behaviour and mortality experience are not hedged;
∎	Provisions for adverse deviation in the policy liabilities are not hedged;
∎	A portion of interest rate risk is not hedged;
∎	Credit spreads widen and actions are not taken to adjust accordingly;
∎	Fund performance on a small portion of the underlying funds is not hedged due to lack of availability of effective exchange-traded hedge instruments;
∎	Performance of the underlying funds hedged may differ from the performance of the corresponding hedge instruments;
∎	Correlations between interest rates and equity markets could lead to unfavourable material impacts;
∎	Unfavourable hedge rebalancing costs can be incurred during periods of high volatility from equity markets, bond markets and/or interest rates. The impact is magnified when these impacts occur concurrently; and
∎	Not all other risks are hedged.

Macro Equity Risk Hedging Strategy

The objective of the macro equity risk hedging program is to maintain our overall earnings sensitivity to public equity market movements within our Board approved risk appetite limits. The macro equity risk hedging program is designed to hedge earnings sensitivity due to movements in public equity markets arising from all sources (outside of dynamically hedged exposures). Sources of equity market sensitivity addressed by the macro equity risk hedging program include:

∎	Residual equity and currency exposure from variable annuity guarantees not dynamically hedged;
∎	General fund equity holdings backing non-participating liabilities;
∎	Variable life insurance;
∎	Unhedged provisions for adverse deviation related to variable annuity guarantees dynamically hedged; and
∎	Variable annuity fees not associated with guarantees and fees on segregated funds without guarantees, mutual funds and institutional assets managed.

Asset Liability Management Strategy

Our asset liability management strategy is designed to help ensure that the market risks embedded in our assets and liabilities held in the Company’s general fund are effectively managed and that risk exposures arising from these assets and liabilities are maintained below targeted levels. The embedded market risks include risks related to the level and movement of interest rates and credit spreads, public equity market performance, ALDA performance and foreign exchange rate movements.

General fund product liabilities are segmented into groups with similar characteristics that are supported by specific asset segments. We seek to manage each segment to a target investment strategy appropriate for the premium and benefit pattern, policyholder options and guarantees, and crediting rate strategies of the products they support. Similar strategies are established for assets in the Company’s surplus account. The strategies are set using portfolio analysis techniques intended to optimize returns, subject to considerations related to regulatory and economic capital requirements, and risk tolerances. They are designed to achieve broad diversification across asset classes and individual investment risks while being suitably aligned with the liabilities they support. The strategies encompass asset mix, quality rating, term profile, liquidity, currency and industry concentration targets.

Products which feature guaranteed liability cash flows (i.e. where the projected net flows are not materially dependent upon economic scenarios) are managed to a target return investment strategy. The products backed by this asset segment include:

∎	Accumulation annuities (other than annuities with pass-through features), which are primarily short-to-medium-term obligations and offer interest rate guarantees for specified terms on single premiums. Withdrawals may or may not have market value adjustments;
∎	Payout annuities, which have no surrender options and include predictable and very long-dated obligations; and
∎	Insurance products, with recurring premiums extending many years in the future, and which also include a significant component of very long-dated obligations.

We seek to manage the assets backing these long-dated benefits to achieve a target return sufficient to support the obligations over their lifetime, subject to established risk tolerances, by investing in a basket of diversified ALDA with the balance invested in fixed income securities. Utilizing ALDA to partially support these products is intended to enhance long-term investment returns and reduce aggregate risk through diversification. The size of the target ALDA portfolio is dependent upon the size and term of each segment’s liability obligations, subject to risk tolerance levels. We seek to manage fixed income assets to a benchmark developed to minimize interest rate risk against the residual liabilities and to achieve target returns/spreads required to preserve long-term interest rate investment assumptions used in liability pricing.

For insurance and annuity products where significant pass-through features exist, a total return strategy approach is used, generally combining fixed income and ALDA. ALDA may be included to enhance long-term investment returns and reduce aggregate risk through diversification. Target investment strategies are established using portfolio analysis techniques that seek to optimize long-term investment returns while considering the risks related to embedded product guarantees and policyholder withdrawal options, the impact of regulatory and economic capital requirements and management tolerances with respect to short-term income volatility and long-term tail risk exposure. Shorter-duration liabilities such as fixed deferred annuities generally do not incorporate ALDA in their target asset mixes.

In our general fund, we seek to limit concentration risk associated with ALDA performance by investing in a diversified basket of assets including public and private equities, commercial real estate, infrastructure, timber, farmland real estate, and oil and gas assets. We further diversify risk by managing investments against established limits, including for industry type and corporate connection, commercial real estate type and geography, and timber and farmland property geography and crop type.

Authority to manage our investment portfolios is delegated to investment professionals who manage to benchmarks derived from the target investment strategies established for each segment, including interest rate risk tolerances. Interest rate risk exposure measures are monitored and communicated to portfolio managers with frequencies ranging from daily to annually, depending on the type of liability. Asset portfolio rebalancing, accomplished using cash investments or derivatives, may occur at frequencies ranging from daily to monthly, depending on our established risk tolerances and the potential for changes in the profile of the assets and liabilities.

Our asset liability management strategy incorporates a wide variety of risk measurement, risk mitigation and risk management, and hedging processes. The liabilities and risks to which the Company is exposed, however, cannot be completely matched or hedged due to both limitations on instruments available in investment markets and uncertainty of impact on liability cash flows from policyholder experience/behaviour.

As noted above, on December 22, 2017 we announced our decision to reduce the allocation to ALDA in the portfolio asset mix supporting our North American legacy businesses over the next 12-18 months. This decision will reduce our exposure to ALDA returns, excluding the impact of U.S. Tax Reform, and excluding the impact of additional interest rate hedging, generally increases our exposure to changes in interest rates.

Foreign Exchange Risk Management Strategy

Our foreign exchange risk management strategy is designed to hedge the sensitivity of our regulatory capital ratios to movements in foreign exchange rates. In particular, the objective of the strategy is to offset within acceptable tolerance levels, changes in required capital with changes in available capital that result from currency movements. These changes occur when assets and liabilities related to business conducted in currencies other than Canadian dollars are translated to Canadian dollars at period ending exchange rates.

Our policy is to generally match the currency of our assets with the currency of the liabilities they support, and similarly, to generally match the currency of the assets in our shareholders’ equity account to the currency of our required capital. Where assets and liabilities are not currency matched, we would seek to stabilize our capital ratios through the use of forward contracts and currency swaps.

Risk exposure limits are measured in terms of potential changes in capital ratios due to foreign exchange rate movements, determined to represent a specified likelihood of occurrence based on internal models.

Market Risk Sensitivities and Market Risk Exposure Measures

Variable Annuity and Segregated Fund Guarantees Sensitivities and Risk Exposure Measures

Guarantees on variable annuity products and segregated funds may include one or more of death, maturity, income and withdrawal guarantees. Variable annuity and segregated fund guarantees are contingent and only payable upon the occurrence of the relevant event, if fund values at that time are below guaranteed values. Depending on future equity market levels, liabilities on current in-force business would be due primarily in the period from 2018 to 2038.

We seek to mitigate a portion of the risks embedded in our retained (i.e. net of reinsurance) variable annuity and segregated fund guarantee business through the combination of our dynamic and macro hedging strategies (see “Publicly Traded Equity Performance Risk” below).

The table below shows selected information regarding the Company’s variable annuity and segregated fund investment-related guarantees gross and net of reinsurance.

Variable annuity and segregated fund guarantees, net of reinsurance

As at December 31, ($ millions)	2017			2016
	Guarantee value	Fund value	Amount at risk(4),(5)	Guarantee value	Fund value	Amount at risk(4),(5)
Guaranteed minimum income benefit(1)	$5,201	$4,195	$1,074	$5,987	$4,432	$1,570
Guaranteed minimum withdrawal benefit	61,767	56,512	5,943	68,594	59,593	9,135
Guaranteed minimum accumulation benefit	18,162	18,705	11	19,482	19,989	27
Gross living benefits(2)	85,130	79,412	7,028	94,063	84,014	10,732
Gross death benefits(3)	10,743	16,973	1,001	12,200	16,614	1,350
Total gross of reinsurance	95,873	96,385	8,029	106,263	100,628	12,082
Living benefits reinsured	4,522	3,667	911	5,241	3,903	1,349
Death benefits reinsured	3,014	3,040	435	3,429	3,202	564
Total reinsured	7,536	6,707	1,346	8,670	7,105	1,913
Total, net of reinsurance	$88,337	$89,678	$6,683	$97,593	$93,523	$10,169

(1)	Contracts with guaranteed long-term care benefits are included in this category.
(2)	Where a policy includes both living and death benefits, the guarantee in excess of the living benefit is included in the death benefit category as outlined in footnote 3.
(3)	Death benefits include stand-alone guarantees and guarantees in excess of living benefit guarantees where both death and living benefits are provided on a policy.

(4)	Amount at risk (in-the-money amount) is the excess of guarantee values over fund values on all policies where the guarantee value exceeds the fund value. This amount is not currently payable. For guaranteed minimum death benefit, the amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For guaranteed minimum income benefit, the amount at risk is defined as the excess of the current annuitization income base over the current account value. For all guarantees, the amount at risk is floored at zero at the single contract level.
(5)	The amount at risk net of reinsurance at December 31, 2017 was $6,683 million (2016 – $10,169 million) of which: US$3,982 million (2016 – US$6,008 million) was on our U.S. business, $1,342 million (2016 – $1,499 million) was on our Canadian business, US$95 million (2016 – US$206 million) was on our Japan business and US$181 million (2016 – US$244 million) was related to Asia (other than Japan) and our run-off reinsurance business.

Investment categories for variable contracts with guarantees

Variable contracts with guarantees, including variable annuities and variable life, are invested, at the policyholder’s discretion subject to contract limitations, in various fund types within the segregated fund accounts and other investments. The account balances by investment category are set out below.

As at December 31,

($ millions) Investment category	2017	2016
Equity funds	$47,508	$41,805
Balanced funds	47,369	57,571
Bond funds	13,095	11,588
Money market funds	1,905	2,127
Other fixed interest rate investments	1,777	1,807
Total	$111,654	$114,898

Caution Related to Sensitivities

In the sections that follow, we provide sensitivities and risk exposure measures for certain risks. These include sensitivities due to specific changes in market prices and interest rate levels projected using internal models as at a specific date, and are measured relative to a starting level reflecting the Company’s assets and liabilities at that date and the actuarial factors, investment activity and investment returns assumed in the determination of policy liabilities. The risk exposures measure the impact of changing one factor at a time and assume that all other factors remain unchanged. Actual results can differ significantly from these estimates for a variety of reasons including the interaction among these factors when more than one changes; changes in actuarial and investment return and future investment activity assumptions; actual experience differing from the assumptions, changes in business mix, effective tax rates and other market factors; and the general limitations of our internal models. For these reasons, the sensitivities should only be viewed as directional estimates of the underlying sensitivities for the respective factors based on the assumptions outlined below. Given the nature of these calculations, we cannot provide assurance that the actual impact on net income attributed to shareholders will be as indicated

or on MLI’s MCCSR ratio will be as indicated. As noted above, LICAT replaced the MCCSR regulatory capital framework on

January 1, 2018 and we will update the sensitivity measures for the change in capital framework in May 2018.

Publicly Traded Equity Performance Risk Sensitivities and Exposure Measures

As outlined above, the macro hedging strategy is designed to mitigate public equity risk arising from variable annuity guarantees not dynamically hedged and from other products and fees. In addition, our variable annuity guarantee dynamic hedging strategy is not designed to completely offset the sensitivity of policy liabilities to all risks associated with the guarantees embedded in these products.

The table below shows the potential impact on net income attributed to shareholders resulting from an immediate 10%, 20% and 30% change in market values of publicly traded equities followed by a return to the expected level of growth assumed in the valuation of policy liabilities. If market values were to remain flat for an entire year, the potential impact would be roughly equivalent to an immediate decline in market values equal to the expected level of annual growth assumed in the valuation of policy liabilities. Further, if after market values dropped 10%, 20% or 30% they continued to decline, remained flat, or grew more slowly than assumed in the valuation the potential impact on net income attributed to shareholders could be considerably more than shown. Refer to “Sensitivity of Earnings to Changes in Assumptions” for more information on the level of growth assumed and on the net income sensitivity to changes in these long-term assumptions. The potential impact is shown after taking into account the impact of the change in markets on the hedge assets. While we cannot reliably estimate the amount of the change in dynamically hedged variable annuity guarantee liabilities that will not be offset by the profit or loss on the dynamic hedge assets, we make certain assumptions for the purposes of estimating the impact on net income attributed to shareholders.

This estimate assumes that the performance of the dynamic hedging program would not completely offset the gain/loss from the dynamically hedged variable annuity guarantee liabilities. It assumes that the hedge assets are based on the actual position at the period end, and that equity hedges in the dynamic program are rebalanced at 5% intervals. In addition, we assume that the macro hedge assets are rebalanced in line with market changes.

It is also important to note that these estimates are illustrative, and that the hedging program may underperform these estimates, particularly during periods of high realized volatility and/or periods where both interest rates and equity market movements are unfavourable.

The Standards of Practice for the valuation of insurance contract liabilities and guidance published by the CIA constrain the investment return assumptions for public equities and certain ALDA assets based on historical return benchmarks for public equities. The potential impact on net income attributed to shareholders does not take into account possible changes to investment return assumptions resulting from the impact of declines in public equity market values on these historical return benchmarks.

Potential immediate impact on net income attributed to shareholders arising from changes to public equity returns(1),(2),(3),(4)

As at December 31, 2017 ($ millions)	-30%	-20%	-10%	10%	20%	30%
Underlying sensitivity to net income attributed to shareholders(5)
Variable annuity guarantees	$(3,940)	$(2,260)	$(960)	$670	$1,110	$1,410
Asset based fees	(510)	(340)	(170)	170	340	510
General fund equity investments(6)	(930)	(590)	(270)	270	540	810
Total underlying sensitivity before hedging	(5,380)	(3,190)	(1,400)	1,110	1,990	2,730
Impact of macro and dynamic hedge assets(7)	3,220	1,850	790	(640)	(1,100)	(1,410)
Net potential impact on net income after impact of hedging	$(2,160)	$(1,340)	$(610)	$470	$890	$1,320

As at December 31, 2016 ($ millions)	-30%	-20%	-10%	10%	20%	30%
Underlying sensitivity to net income attributed to shareholders(5)
Variable annuity guarantees	$(4,830)	$(2,920)	$(1,290)	$1,000	$1,690	$2,170
Asset based fees	(410)	(280)	(140)	140	280	410
General fund equity investments(6)	(910)	(590)	(270)	240	490	750
Total underlying sensitivity before hedging	(6,150)	(3,790)	(1,700)	1,380	2,460	3,330
Impact of macro and dynamic hedge assets(7)	4,050	2,440	1,060	(910)	(1,610)	(2,160)
Net potential impact on net income attributed to shareholders after impact of hedging	$(2,100)	$(1,350)	$(640)	$470	$850	$1,170

(1)	See “Caution Related to Sensitivities” above.
(2)	The sensitivities as at December 31, 2017 include the impact of lower U.S. corporate tax rates effective January 1, 2018. Due to the lower effective tax rate, the after-tax impact of changes to public equity returns increases.
(3)	The tables above show the potential impact on net income attributed to shareholders resulting from an immediate 10%, 20% and 30% change in market values of publicly traded equities followed by a return to the expected level of growth assumed in the valuation of policy liabilities.
(4)	Please refer to “Sensitivity of Earnings to Changes in Assumptions” for more information on the level of growth assumed and on the net income sensitivity to changes in these long-term assumptions.
(5)	Defined as earnings sensitivity to a change in public equity markets including settlements on reinsurance contracts, but before the offset of hedge assets or other risk mitigants.
(6)	This impact for general fund equities is calculated as at a point-in-time and does not include: (i) any potential impact on public equity weightings; (ii) any gains or losses on AFS public equities held in the Corporate and Other segment; or (iii) any gains or losses on public equity investments held in Manulife Bank. The participating policy funds are largely self-supporting and generate no material impact on net income attributed to shareholders as a result of changes in equity markets.
(7)	Includes the impact of rebalancing equity hedges in the macro and dynamic hedging program. The impact of dynamic hedge rebalancing represents the impact of rebalancing equity hedges for dynamically hedged variable annuity guarantee best estimate liabilities at 5% intervals, but does not include any impact in respect of other sources of hedge ineffectiveness (e.g. fund tracking, realized volatility and equity, interest rate correlations different from expected among other factors).

Changes in equity markets impact our available and required components of the MCCSR ratio. The following table shows the potential impact to MLI’s MCCSR ratio resulting from changes in public equity market values, assuming that the change in the value of the hedge assets does not completely offset the change of the related variable annuity guarantee liabilities.

Potential immediate impact on MLI’s MCCSR ratio arising from public equity returns different than the expected return for policy liability valuation(1),(2),(3),(4)

	Impact on MLI’s MCCSR ratio
Percentage points	-30%	-20%	-10%	10%	20%	30%
December 31, 2017	(14)	(8)	(4)	3	11	14
December 31, 2016	(12)	(8)	(4)	3	14	18

(1)	See “Caution Related to Sensitivities” above. In addition, estimates exclude changes to the net actuarial gains/losses with respect to the Company’s pension obligations as a result of changes in equity markets, as the impact on the quoted sensitivities is not considered to be material.
(2)	The sensitivities as at December 31, 2017 include the impact of lower U.S. corporate tax rates effective January 1, 2018. Due to the lower effective tax rate, the after-tax impact of changes to public equity returns increases.
(3)	The potential impact is shown assuming that the change in value of the hedge assets does not completely offset the change in the dynamically hedged variable annuity guarantee liabilities. The estimated amount that would not be completely offset relates to our practices of not hedging the provisions for adverse deviation and of rebalancing equity hedges for dynamically hedged variable annuity liabilities at 5% intervals.
(4)	OSFI rules for segregated fund guarantees reflect full capital impacts of shocks over 20 quarters within a prescribed range. As such, the deterioration in equity markets could lead to further increases in capital requirements after the initial shock.

Interest Rate and Spread Risk Sensitivities and Exposure Measures

At December 31, 2017, we estimated the sensitivity of our net income attributed to shareholders to a 50 basis point parallel decline in interest rates to be a charge of $200 million, and to a 50 basis point increase in interest rates to be a benefit of $100 million.

The table below shows the potential impact on net income attributed to shareholders from a 50 basis point parallel move in interest rates. This includes a change of 50 basis points in current government, swap and corporate rates for all maturities across all markets with no change in credit spreads between government, swap and corporate rates, and with a floor of zero on government rates where government rates are not currently negative, relative to the rates assumed in the valuation of policy liabilities, including embedded derivatives. For variable annuity guarantee liabilities that are dynamically hedged, it is assumed that interest rate hedges are rebalanced at 20 basis point intervals.

As the sensitivity to a 50 basis point change in interest rates includes any associated change in the applicable reinvestment scenarios, the impact of changes to interest rates for less than, or more than 50 basis points is unlikely to be linear. Furthermore, our sensitivities are not consistent across all regions in which we operate, and the impact of yield curve changes will vary depending upon the geography where the change occurs. Reinvestment assumptions used in the valuation of policy liabilities tend to amplify the negative effects of a decrease in interest rates, and dampen the positive effects of interest rate increases. This is because the reinvestment assumptions used in the valuation of our insurance liabilities are based on interest rate scenarios and calibration criteria set by the Actuarial Standards Board, while our interest rate hedges are valued using current market interest rates. Therefore, in any particular quarter, changes to the reinvestment assumptions are not fully aligned to changes in current market interest rates especially when there is a significant change in the shape of the interest rate curve. As a result, the impact from non-parallel movements may be materially different from the estimated impact of parallel movements. For example, if long-term interest rates increase more than short-term interest rates (sometimes referred to as a steepening of the yield curve) in North America, the decrease in the value of our swaps may be greater than the decrease in the value of our insurance liabilities. This could result in a charge to net income attributed to shareholders in the short-term even though the rising and steepening, if sustained, may have a positive long-term economic impact.

The potential impact on net income attributed to shareholders does not take into account any future potential changes to our URR assumptions or calibration criteria for stochastic risk-free rates or other potential impacts of lower interest rate levels, for example, increased strain on the sale of new business or lower interest earned on our surplus assets. The impact also does not reflect any unrealized gains or losses on AFS fixed income assets held in our surplus segment. Changes in the market value of these assets may provide a natural economic offset to the interest rate risk arising from our product liabilities. In order for there to also be an accounting offset, the Company would need to realize a portion of the AFS fixed income asset unrealized gains or losses. It is not certain we would crystallize any of the unrealized gains or losses available. As at December 31, 2017, the AFS fixed income assets held in the surplus segment were in a net after-tax unrealized loss position of $223 million.

The impact does not reflect any potential effect of changing interest rates to the value of our ALDA assets. Rising interest rates could negatively impact the value of our ALDA assets (see “Critical Accounting and Actuarial Policies – Fair Value of Invested Assets”, below). More information on ALDA can be found under the section “Alternative Long-Duration Asset Performance Risk Sensitivities and Exposure Measures”, below.

The following table shows the potential impact on net income attributed to shareholders including the change in the market value of AFS fixed income assets held in our surplus segment, which could be realized through the sale of these assets.

Potential impact on net income attributed to shareholders and MLI’s MCCSR ratio of an immediate parallel change in interest rates relative to rates assumed in the valuation of policy liabilities(1),(2),(3),(4),(5)

	2017		2016
As at December 31,	-50bp	+50bp	-50bp	+50bp
Net income attributed to shareholders ($ millions)
Excluding change in market value of AFS fixed income assets held in the surplus segment	$(200)	$100	$–	$–
From fair value changes in AFS fixed income assets held in surplus, if realized	1,100	(1,000)	1,000	(900)
MLI’s MCCSR ratio (Percentage points)
Before impact of change in market value of AFS fixed income assets held in the surplus segment(6)	(7)	5	(6)	5
From fair value changes in AFS fixed income assets held in surplus, if realized	4	(5)	1	(4)

(1)	See “Caution Related to Sensitivities” above. In addition, estimates exclude changes to the net actuarial gains/losses with respect to the Company’s pension obligations as a result of changes in interest rates, as the impact on the quoted sensitivities is not considered to be material.
(2)	The sensitivities as at December 31, 2017 include the impact of lower U.S. corporate tax rates effective January 1, 2018 and the decision to change the portfolio asset mix supporting our legacy businesses over the next 12-18 months.
(3)	Includes guaranteed insurance and annuity products, including variable annuity contracts as well as adjustable benefit products where benefits are generally adjusted as interest rates and investment returns change, a portion of which have minimum credited rate guarantees. For adjustable benefit products subject to minimum rate guarantees, the sensitivities are based on the assumption that credited rates will be floored at the minimum.
(4)	The amount of gain or loss that can be realized on AFS fixed income assets held in the surplus segment will depend on the aggregate amount of unrealized gain or loss.

(5)	Sensitivities are based on projected asset and liability cash flows and the impact of realizing fair value changes in AFS fixed income is based on the holdings at the end of the period.

(6)	The impact on MLI’s MCCSR ratio includes both the impact of lower earnings on available capital as well as the increase in required capital that results from a decline in
interest	rates.

The $200 million increase in sensitivity to a 50 basis point decline in interest rates from December 31, 2016 was primarily due to normal rebalancing as part of our interest risk hedging program and our decision to reduce the allocation to ALDA in the portfolio asset mix supporting our North American legacy businesses over the next 12-18 months. Since the decision to change the portfolio asset mix supporting our legacy businesses requires us to complete multiple asset dispositions over the next 12-18 months, we are exposed to the rates at which the proceeds from these dispositions can be reinvested.

The following tables show the potential impact on net income attributed to shareholders resulting from a change in corporate spreads and swap spreads over government bond rates for all maturities across all markets with a floor of zero on the total interest rate, relative to the spreads assumed in the valuation of policy liabilities.

Potential impact on net income attributed to shareholders arising from changes to corporate spreads and swap spreads(1),(2),(3),(4)

As at December 31, ($ millions)	2017	2016
Corporate spreads(5),(6)
Increase 50 basis points	$1,000	$700
Decrease 50 basis points	(1,000)	(800)
Swap spreads
Increase 20 basis points	$(400)	$(500)
Decrease 20 basis points	400	500

(1)	See “Caution Related to Sensitivities” above.
(2)	The sensitivities as at December 31, 2017 include the impact of lower U.S. corporate tax rates effective January 1, 2018 and the decision to change the portfolio asset mix of our North American legacy businesses over the next 12-18 months.
(3)	The impact on net income attributed to shareholders assumes no gains or losses are realized on our AFS fixed income assets held in the surplus segment and excludes the impact of changes in segregated fund bond values due to changes in credit spreads. The participating policy funds are largely self-supporting and generate no material impact on net income attributed to shareholders as a result of changes in corporate and swap spreads.
(4)	Sensitivities are based on projected asset and liability cash flows.
(5)	Corporate spreads are assumed to grade to the long-term average over five years.
(6)	As the sensitivity to a 50 basis point decline in corporate spreads includes the impact of a change in deterministic reinvestment scenarios where applicable, the impact of changes to corporate spreads for less than, or more than, the amounts indicated are unlikely to be linear.

The $200 million increase in sensitivity to a 50 basis point decline in corporate spreads from December 31, 2016 was primarily due to our decision to reduce the allocation to ALDA in the portfolio asset mix supporting our North American legacy businesses over the next 12-18 months and the lower U.S. corporate tax rates effective January 1, 2018. Since the decision to change the portfolio asset mix supporting our legacy businesses requires us to complete multiple asset dispositions over the next 12-18 months, we are exposed to the rates at which the proceeds from these dispositions can be reinvested.

Swap spreads remain at low levels, and if they were to rise, this could generate material charges to net income attributed to shareholders.

Alternative Long-Duration Asset Performance Risk Sensitivities and Exposure Measures

The following table shows the potential impact on net income attributed to shareholders resulting from an immediate 10% change in market values of ALDA followed by a return to the expected level of growth assumed in the valuation of policy liabilities. If market values were to remain flat for an entire year, the potential impact would be roughly equivalent to an immediate decline in market values equal to the expected level of annual growth assumed in the valuation of policy liabilities. Further, if after market values dropped 10% they continued to decline, remained flat, or grew more slowly than assumed in the valuation of policy liabilities, the potential impact on net income attributed to shareholders could be considerably more than shown. Refer to “Sensitivity of Earnings to Changes in Assumptions” below, for more information on the level of growth assumed and on the net income sensitivity to changes in these long-term assumptions.

ALDA includes commercial real estate, timber and farmland real estate, oil and gas direct holdings, and private equities, some of which relate to oil and gas.

Potential impact on net income attributed to shareholders arising from changes in ALDA returns(1),(2),(3),(4),(5),(6),(7)

As at December 31, ($ millions)	2017		2016
	-10%	10%	-10%	10%
Real estate, agriculture and timber assets	$ (1,300)	$1,300	$(1,300)	$1,200
Private equities and other ALDA	(1,500)	1,400	(1,200)	1,200
Alternative long-duration assets	$ (2,800)	$2,700	$(2,500)	$2,400

(1)	See “Caution Related to Sensitivities” above.
(2)	The sensitivities as at December 31, 2017 include the impact of lower U.S. corporate tax rates effective January 1, 2018.
(3)	This impact is calculated as at a point-in-time impact and does not include: (i) any potential impact on ALDA weightings or (ii) any gains or losses on ALDA held in the Corporate and Other segment.
(4)	The participating policy funds are largely self-supporting and generate no material impact on net income attributed to shareholders as a result of changes in ALDA returns. For some classes of ALDA, where there is not an appropriate long-term benchmark available, the return assumptions used in valuation are not permitted by the Standards of Practice and CIA guidance to result in a lower reserve than an assumption based on a historical return benchmark for public equities in the same jurisdiction.
(5)	Net income impact does not consider any impact of the market correction on assumed future return assumptions.
(6)	Please refer to “Sensitivity of Earnings to Changes in Assumptions” below, for more information on the level of growth assumed and on the net income sensitivity to changes in these long-term assumptions.
(7)	The sensitivities as at December 31, 2017 do not include the impact of the decision to change the portfolio asset mix supporting our North American legacy business as no changes to the portfolio had been made as of that date. The reduction in the allocation to ALDA in the portfolio asset mix will be reflected in the sensitivity as it occurs over the next 12-18 months.

The $300 million increase in sensitivity to a 10% decline in alternative long-duration assets from December 31, 2016 was primarily due to the lower U.S. corporate income tax rates effective January 1, 2018.

Foreign Exchange Risk Sensitivities and Exposure Measures

The Company generally matches the currency of its assets with the currency of the insurance and investment contract liabilities they support, with the objective of mitigating risk of loss arising from currency exchange rate changes. As at December 31, 2017, the Company did not have a material unmatched currency exposure.

The following table shows the potential impact on core earnings of a 10% change in the Canadian dollar relative to our key operating currencies.

Potential impact on core earnings(1),(2),(3)

	2017		2016
As at December 31, ($ millions)	+10% strengthening	-10% weakening	+10% strengthening	-10% weakening
10% change in the Canadian dollar relative to the U.S. dollar and the Hong Kong dollar	$(280)	$280	$ (230)	$230
10% change in the Canadian dollar relative to the Japanese yen	(60)	60	(50)	50

(1)	This item is a non-GAAP measure. See “Performance and Non-GAAP Measures” below.
(2)	See “Caution Related to Sensitivities” above.
(3)	The sensitivities as at December 31, 2017 include the impact of lower U.S. corporate tax rates effective January 1, 2018.

Liquidity Risk

Liquidity risk is the risk of not having access to sufficient funds or liquid assets to meet both expected and unexpected cash and collateral demands.

Liquidity Risk Management Strategy

Global liquidity management policies and procedures are designed to provide adequate liquidity to cover cash and collateral obligations as they come due, and to sustain and grow operations in both normal and stressed conditions. They reflect legal, regulatory, tax, operational or economic impediments to inter-entity funding. The asset mix of our balance sheet takes into account the need to hold adequate unencumbered and appropriate liquid assets to satisfy the requirements arising under stressed scenarios and to allow our liquidity ratios to remain strong. We manage liquidity centrally and closely monitor the liquidity positions of our principal subsidiaries.

We seek to mitigate liquidity risk by diversifying our business across different products, markets, geographical regions and policyholders. We design insurance products to encourage policyholders to maintain their policies in-force, to help generate a diversified and stable flow of recurring premium income. We design the policyholder termination features of our wealth management products and related investment strategies with the goal of mitigating the financial exposure and liquidity risk related to unexpected policyholder terminations. We establish and implement investment strategies intended to match the term profile of the assets to the liabilities they support, taking into account the potential for unexpected policyholder terminations and resulting liquidity needs. Liquid assets represent a large portion of our total assets. We aim to reduce liquidity risk in our deposit funded businesses by diversifying our funding sources and appropriately managing the term structure of our funding. We forecast and monitor daily operating liquidity and cash movements in various individual entities and operations as well as centrally, aiming to ensure liquidity is available and cash is employed optimally.

We also maintain centralized cash pools and access to other sources of liquidity and contingent liquidity such as repurchase funding agreements. Our centralized cash pool consists of cash or near-cash, high quality short-term investments that are continually monitored for their credit quality and market liquidity.

We have established a variety of contingent funding sources. We maintain a $500 million committed unsecured revolving credit facility with certain Canadian chartered banks available for MFC, and a US$500 million committed unsecured revolving credit facility with certain U.S. banks available for MFC and certain of its subsidiaries. There were no outstanding borrowings under these credit facilities as of December 31, 2017. In addition, JHUSA is a member of the Federal Home Loan Bank of Indianapolis (“FHLBI”), which enables the Company to obtain loans from FHLBI as an alternative source of liquidity that is collateralized by qualifying mortgage loans, mortgage-backed securities and U.S. Treasury and Agency securities. Based on regulatory limitations, as of December 31, 2017, JHUSA had an estimated maximum borrowing capacity of US$4.3 billion under the FHLBI facility, with no amounts outstanding.

The following table outlines the maturity of the Company’s significant financial liabilities.

Maturity of financial liabilities(1)

As at December 31, 2017 ($ millions)	Less than 1 year	1 to 3 years	3 to 5 years	Over 5 years	Total
Long-term debt	$401	$626	$–	$3,758	$4,785
Capital instruments	–	–	–	8,387	8,387
Derivatives	224	149	168	7,281	7,822
Deposits from Bank clients(2)	15,322	1,373	1,436	–	18,131
Lease obligations	126	172	89	451	838

(1)	The amounts shown above are net of the related unamortized deferred issue costs.
(2)	Carrying value and fair value of deposits from Bank clients as at December 31, 2017 was $18,131 million and $18,149 million, respectively (2016 – $17,919 million and $17,978 million, respectively). Fair value is determined by discounting contractual cash flows, using market interest rates currently offered for deposits with similar terms and conditions. All deposits from Bank clients were categorized in Level 2 of the fair value hierarchy (2016 – Level 2).

Through the normal course of business, pledging of assets is required to comply with jurisdictional regulatory and other requirements including collateral pledged to partially mitigate derivative counterparty credit risk, assets pledged to exchanges as initial margin and assets held as collateral for repurchase funding agreements. Total unencumbered assets were $396.8 billion as at December 31, 2017 (2016 – $396.3 billion).

Liquidity Risk Exposure Measures

We manage liquidity levels of the consolidated group and key subsidiaries against established thresholds. We measure liquidity under both immediate (within one month) and ongoing (within one year) stress scenarios. Our policy is to maintain the ratio of assets to liabilities, both adjusted for their liquidity values, above the pre-established limit.

Increased use of derivatives for hedging purposes has necessitated greater emphasis on measurement and management of contingent liquidity risk related to these instruments. The market value of our derivative portfolio is therefore regularly stress tested to assess the potential collateral and cash settlement requirements under various market conditions.

Manulife Bank (the “Bank”) has a stand-alone liquidity risk management policy framework. The framework includes stress testing, cash flow modeling, a funding plan and a contingency plan. The Bank has an established securitization infrastructure which enables the Bank to access a range of funding and liquidity sources. The Bank models extreme but plausible stress scenarios that demonstrate that the Bank has a sufficient pool of highly liquid money market securities and holdings of sovereign bonds, near-sovereign bonds and other liquid marketable securities, which when combined with the Bank’s capacity to securitize residential mortgage assets provides sufficient liquidity to meet potential requirements under these stress scenarios.